FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of November 16, 2021, by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 115 South Union Street, Suite 300, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 to the Loan Agreement (as defined below) or otherwise a party thereto from time to time including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”) (each a “Lender” and collectively, the “Lenders”), and SCHOLAR ROCK HOLDING CORPORATION, a Delaware corporation (“Parent”) and SCHOLAR ROCK, INC., a Delaware corporation (together with Parent, individually and collectively, jointly and severally, “Borrower”) with an office located at 301 Binney Street, 3rd Floor, Cambridge, MA 02142.

A.WHEREAS, Collateral Agent, Borrower and Lenders have entered into that certain Loan and Security Agreement dated as of October 16, 2020 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”) pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

B.WHEREAS, Borrower has requested that Collateral Agent and Lenders modify the defined term Term B Milestone; and

C.WHEREAS, Borrower, the Lenders party to this Amendment (constituting the Required Lenders) and Collateral Agent desire to amend such defined term as provided herein and subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.Amendments to Loan Agreement.

2.1Notices. The address information for Borrower (but not the address information for Goodwin Procter LLP, which remains unchanged) in Section 10 of the Loan Agreement hereby is amended and restated in its entirety as follows:

SCHOLAR ROCK HOLDING CORPORATION

301 Binney Street, 3rd Floor Cambridge, MA 02142

Attn: Junlin Ho, SVP, Head of Legal Email: jho@scholarrock.com

2.2Definitions. The following term and its definition in Section 13.1 of the Loan Agreement hereby are amended and restated in their entirety as follows:

“Term B Milestone” is Borrower’s delivery to Collateral Agent and the Lenders of evidence, satisfactory to Collateral Agent and the Lenders in their sole but reasonable discretion, that Borrower has both (i) publicly announced the Phase 3 clinical trial (SAPPHIRE) design for SRK-015 (Apitegromab) and registration of such clinical trial with clinicaltrials.gov and (ii) initiated the Part B of the DRAGON Phase 1 clinical trial for SRK-181 (as confirmed by public disclosure).

3.Limitation of Amendment.

3.1The amendment set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

3.2This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.

4.Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date) and (b) no Event of Default has occurred and is continuing;

4.2Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by or on behalf of the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not contravene (i) any material law or regulation binding on or affecting Borrower, (ii) any material contractual restriction with a Person binding on Borrower, (iii) any material order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

4.5The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

4.6This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Release by Borrower.

5.1FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Collateral Agent and each Lender and their respective present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actions and causes of action, of every type, kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time through and including the date of execution of this Amendment solely to the extent such claims arise out of or are in any manner whatsoever connected with or related to the Loan Documents, the Recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoing or the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing (collectively “Released Claims”).

5.2By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected in relation to the Released Claims; accordingly, if Borrower should subsequently discover that any fact that it relied upon in entering into this release was untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitled to set aside this release by reason thereof, regardless of any claim of mistake of fact or law or any other circumstances whatsoever. Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Bank with respect to the facts underlying this release or with regard to any of such party’s rights or asserted rights.

5.3This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted, prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Collateral Agent and the Lenders to enter into this Amendment, and that Collateral Agent and the Lenders would not have done so but for Collateral Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

6.Effectiveness. This Amendment shall be deemed effective as of the date hereof upon the due execution of this Amendment by the parties thereto.

7.Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument. Delivery by electronic transmission (e.g. “.pdf”) of an executed counterpart of this Amendment shall be effective as a manually executed counterpart signature thereof.

8.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

SCHOLAR ROCK HOLDING CORPORATION

By: /s/ Edward Myles

Name: Edward Myles

Title: Chief Financial Officer and Treasurer

SCHOLAR ROCK, INC.

By: /s/ Edward Myles

Name: Edward Myles

Title: Chief Financial Officer and Treasurer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By: /s/ Colette H. Featherly

Name: Colette H. Featherly

Title: Senior Vice President

LENDER:

SILICON VALLEY BANK

By: /s/ Ryan Roller

Name: Ryan Roller

Title: Director

[Signature Page to First Amendment to Loan and Security Agreement]